Exhibit 99.1


     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Probex Corp. (the "Registrant") on Form 10-QSB for the quarter ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned hereby certifies, in the capacities as indicated below and pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.




                                              /s/ Charles M. Rampacek
                                              ----------------------------------
                                              Charles M. Rampacek
                                              Chief Executive Officer



                                              /s/ Bruce A. Hall
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                                              Bruce A. Hall
                                              Chief Financial Office